UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________________________

Date of Report (Date of earliest event reported): March 25, 2015

TIER REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17300 Dallas Parkway, Suite 1010, Dallas, Texas
75248
(Address of principal executive offices) (Zip Code)
(972) 931-4300
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                            Regulation FD Disclosure.

On March 25, 2015, TIER REIT, Inc. (referred to herein as the “Company,” “we,” “our” or “us”) issued a press release regarding the pursuit of a listing of the Company’s common stock on a national securities exchange, which is further described below under Item 8.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01                                            Other Events.

Pursuit of Listing Company’s Common Stock on a National Securities Exchange

The Company’s board of directors (the “Board”) by unanimous vote authorized the Company to pursue a listing of its common stock on a national securities exchange and to engage J.P. Morgan Securities LLC to assist in that process.

Previously, the Board formed a special committee (the “Special Committee”) to review the Company’s strategic alternatives, and the Special Committee engaged J.P. Morgan Securities LLC to assist in that review. The Special Committee considered various strategic alternatives and ultimately recommended to the Board that the Company pursue a listing of its common stock on a national securities exchange. In authorizing the pursuit of a listing and the engagement of J.P. Morgan Securities LLC, the Board reviewed the Special Committee’s recommendation and its review process. The Board believes that a listing best positions the Company to maximize stockholder value over the long term by giving the Company access to additional capital for future growth. A listing will also provide an opportunity for liquidity to those stockholders who may desire to sell their shares. No guarantees can be made regarding the timing or eventuality of a listing, and the Company can make no inferences as to what value the market may assign to its shares of common stock should it become an exchange-listed company.

Forward Looking Statements

This report contains forward-looking statements relating to the business and financial outlook of TIER REIT, Inc., including the timing or prospects for a listing, which are based on our current expectations, estimates, forecasts and projections and are not guarantees of future performance. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this document, including the risk that the Company decides not to list its shares of common stock on a national securities exchange in the near future or at all. Such factors also include those described in the Risk Factors section of TIER REIT, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014. Forward-looking statements in this document speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events. We claim the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release, dated March 25, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER REIT, Inc.

Date: March 25, 2015	By:	/s/ Telisa Webb Schelin
	Name:	Telisa Webb Schelin
	Title:	Senior Vice President - Legal,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated March 25, 2015